COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

17.    COMMITMENTS AND CONTINGENCIES

a)                  Capital commitments

As of December 31, 2012, the Company’s commitments to purchase property, plant and equipment is approximately $30.2 million associated with the expansion of the Company’s solar module business.

b)                  Materials purchase commitments

In order to better manage the Company’s unit costs and to secure adequate and timely supply of polysilicon and wafer materials, the Company entered into a number of multi-year supply agreements with periods from 2008 through 2020 for quantities that are expected to meet the Company’s anticipated production needs. Pursuant to the original terms of these agreements, the Company was required to purchase fixed or minimum quantities of polysilicon and wafer at fixed prices.  During 2012, the Company renegotiated and revised the pricing terms of the supply agreements with certain suppliers.  Under the terms of the revised supply agreements, the Company commits and is obligated to purchase the minimum quantities at the prevailing market prices at the time of the purchase during 2013 to 2020 as follows:

	Wafer	Polysilicon
Year ending December 31	(Piece in Million)	(Metric Ton)
2013	150	2,900
2014	500	3,830
2015	625	3,960
2016	625	2,650
2017	625	2,650
Thereafter	1,875	7,950

Total	4,400	23,940

The Company also renegotiated with a supplier during 2012 on the pricing terms of take-or-pay contracts applicable to the remaining procurement periods from 2013 to 2018. Pursuant to the revised contract terms, the Company is obligated to purchase fixed quantities of polysilicon materials at a range of price subject to negotiation. To the extent that the Company fails to take delivery of the polysilicon materials based on the revised term for three consecutive months, the revised pricing terms are nullified, and the take-or-pay contracts will then be subject to the original fixed price terms. As of December 31, 2012, the amount of the fixed and determinable portion of the obligation with respect to these contracts based on the minimum price of the range is as follows:

Year ending December 31	$million
2013	43.6
2014	42.0
2015	41.0
2016	34.4
2017	32.8
2018	32.0

Total	225.8

The Company’s total purchase under the above take-or-pay contracts was $35.8 million in 2012.

The Company has made advances to suppliers where the Company has committed to purchase minimum quantities under some of the supply agreements. The Company does not require collateral or other security against its advances to related or third party suppliers. As a result, the Company’s claims for such prepayments would rank only as an unsecured claim, which exposes the Company to the credit risks of the suppliers. Also, the Company may not be able to recover all unutilized advances to suppliers if the Company does not purchase the minimum quantities or is unable to negotiate or renegotiate acceptable quantities, prices and delivery terms with these suppliers.

c)                   Operating lease commitments

The Company had operating lease agreements principally for its office properties in the PRC, Europe and the US. The Company’s lease expense was $1,988,081, $5,048,984 and $4,935,635 for the years ended December 31, 2010, 2011 and 2012, respectively.

Future minimum lease payments are as follows:

Year ending December 31	$
2013	2,448,274
2014	1,257,598
2015	249,486
2016	—
2017	—
Thereafter	—

Total	3,955,358

d)                  Contingencies

On October 11, 2012, the trustee of Solyndra LLC, a manufacturer of solar panels based in California, filed a lawsuit against us, including our subsidiary Trina Solar (U.S.), Inc., and other Chinese manufacturers of photovoltaic solar panels in the U.S. District Court in California.  The plaintiff has asserted antitrust and related state-law claims against the defendants in this lawsuit.  The plaintiff’s complaint alleges that defendants have violated Section 1 of the Sherman Antitrust Act by conspiring among each other and with additional co-conspirators to fix prices of solar panels by dumping products in the United States and to destroy fair competition in the U.S. market.  The plaintiff similarly alleges conspiracy to fix prices and predatory pricing under California’s Cartwright Act and Unfair Practices Act.  In addition, the plaintiff has brought state-law claims of tortious interference with existing agreements and tortious interference with prospective economic advantage, alleging that the defendants interfered with Solyndra’s existing agreements with its customers by selling their products to Solyndra’s customers at below-cost prices. The defendants have not yet filed an answer or responsive pleading. At this early stage, the Company is not able to assess the exposure in connection with the lawsuit.

In October 2011, a trade action was filed with U.S. governmental agencies in Washington, DC, alleging that imports of crystalline silicon photovoltaic cells and modules from China were sold at less than fair value and unfairly subsidized in violation of U.S. antidumping and countervailing duty laws. The Company was identified as one of several Chinese exporters of these products to the U.S. market and its U.S. affiliate as one of the U.S. importers. Violations of these laws can result in the retroactive imposition of significant additional duties on imports of these products from China, for which the Company has recorded an accrual of $3.3 million as of December 31, 2011. On October 10, 2012, the Department of Commerce announced its final affirmative determination regarding antidumping and countervailing duties applicable to the importation of crystalline silicon PV cells, whether or not assembled into modules, from China. The Company received a combined effective net rate of 23.75%, comprised of antidumping duties of 18.32% and countervailing duties of 15.97%, of which an export subsidy of 10.54% is subtracted from the antidumping duties calculation to avoid double application. On November 7, 2012, the U.S. International Trade Commission (“USITC”) announced its affirmative determination that imports of crystalline silicon PV cells into the U.S. from China cause “material injury” to the U.S. domestic industry, nevertheless also made negative findings with regard to critical circumstances, such that no retroactive duties would be imposed on the Company. Accordingly, the relevant accrual on the duties was reversed in the year ended December 31, 2012.